SELECTED STATEMENTS OF OPERATIONS DATA (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Financial income:
Interest	$ 657	$ 356	$ 188
Derivatives gains	230	0	387
Foreign currency translation	556	883	644
Financial Income Total	1,443	1,239	1,219
Financial expenses:
Derivatives losses	0	397	0
Foreign currency translation	981	586	155
Bank charges and other	299	132	544
Financial Expenses Loss	(1,280)	(1,115)	(699)
Financial income, net	$ 163	$ 124	$ 520